SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                DECEMBER 27, 1999
                                 Date of Report
                        (Date of Earliest Event Reported)


                        THE ENTERTAINMENT INTERNET, INC.
             (Exact Name of Registrant as Specified in its Charter)

         NEVADA                      0-28173                 95-4730315
      ---------------              -----------            --------------
      (State or other              (Commission             (IRS Employer
      jurisdiction of              File Number)          Identification No.)
      incorporation)


          5757 WILSHIRE BLVD., SUITE 124, LOS ANGELES, CALIFORNIA 90036
                    (Address of principal executive offices)

                                 (323) 904-4940
                         (Registrant's telephone number)

ITEM 5.   OTHER EVENTS

On December 27, 1999, the Board of Directors of The Entertainment Internet, Inc. approved by unanimous consent an increase in the authorized common stock of the corporation from 50 million shares common to 75 million shares common. This change was effected pursuant to authority granted the board of directors in the Company's Bylaws, which state: "The Board shall have authority to authorize changes in the Corporation's capital structure."





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    The Entertainment Internet, Inc.


                                    By   /s/ Michael Jay Solomon
                                         -----------------------
                                         Chief Executive Officer


Date: April 12, 2000